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                                                                    EXHIBIT 10.6

                               SECURITY AGREEMENT
                               ------------------


     This Security Agreement ("Security Agreement") is made this 6th day of April, 1998 by and between U.S. REMODELERS, INC., a Delaware corporation with an address at 1341 West Mockingbird Lane, Suite 900 East, Dallas, Texas 75247 (hereinafter referred to as "Debtor") and FINOVA Capital Corporation with an address at 111 West 40th Street, New York, New York 10018 (hereinafter referred to as "Secured Party").

     FOR VALUED RECEIVED and intending to be legally bound hereby, the Debtor, in consideration of and for the purpose of securing the payments of all indebtedness and obligations of the Debtor under the Secured Promissory Term Note ("Note") and all other indebtedness of Debtor to the Secured Party howsoever incurred now existing or hereafter arising does hereby grant the Secured Party its successors and assigns, a security interest pursuant to the Uniform Commercial Code, in all the Collateral described herein.

     1. Debtor hereby grants to Secured Party a continuing lien on and security interest in the following property of Debtor (hereinafter referred to as the "Collateral"):

          (a) all equipment together with all additions, accessions, attachments, substitutions, replacements thereof as more fully described on Exhibit B attached hereto and made a part hereof, and

          (b) all proceeds (including insurance proceeds) of all of the foregoing.

     2. The security interest hereby granted is to secure the Debtor's obligations under the Note, as well as payment of any and all sums heretofore and hereafter owing to Secured Party by Debtor, whether or not evidenced by any note or other instrument and whether or not for the payment of money, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, as well as all liabilities under any other agreements with Secured Party, now and in the future including, without limitation, any debt, liability or obligation owing from Debtor to others which Secured Party may have obtained by assignment or otherwise, and further, including without limitation, all interest, fees, charges, expenses and attorneys' fees chargeable to Debtor's account, whether provided for herein or any other agreement between Debtor and Secured Party. (All existing and future obligations including, but not limited to: any and all principal, interest, fees, and/or costs owed by the Debtor to the Secured Party and indebtedness hereinafter collectively referred to as the "Obligations").

     3. The Debtor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, the Debtor will immediately notify the Secured Party in writing of any additions or changes to any location of the Collateral. Debtor hereby guarantees that it is the absolute owner of and is in possession of all of the Collateral, and except for any lien or encumbrance granted herein, the Collateral and each item thereof is free and clear of all security interests, liens, and encumbrances and adverse claims of any kind or nature whatsoever.
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     4.   The Debtor covenants that it shall:

          (a) from time to time and at all reasonable times with reasonable notice, allow Secured Party, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral wherever located. The Debtor shall use its best efforts to do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may require to vest in and assure to Secured Party its rights hereunder and in or to the Collateral, and the proceeds thereof, including, but not limited to, waivers from landlords and mortgagees;

          (b) immediately notify the Secured Party of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation; and

          (c) have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as Secured Party may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to the Secured Party. In the event of any failure to provide insurance as herein provided, the Secured Party may, at its option, obtain such insurance and the Debtor shall pay to the Secured Party, on demand, the cost thereof. Proceeds of insurance may be applied by the Secured Party to reduce any liability and indebtedness of the Debtor secured hereby or to repair or replace Collateral, all in the Secured Party's exclusive discretion.

     5. The Debtor will not sell or offer to sell or otherwise transfer or grant or suffer the imposition of a lien or security interest upon the Collateral or use any portion thereof in any manner inconsistent with this Security Agreement or with the terms and conditions of any policy of insurance thereon.

     6. At the request of the Secured Party, the Debtor will join with the Secured Party in executing all financing statements, continuation statements or amendments thereto that the Secured Party may reasonably deem to be necessary pursuant to the Uniform Commercial Code in form satisfactory to the Secured Party in order to perfect or maintain FINOVA's perfected status in the underlying Collateral. The Secured Party will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Secured Party to be necessary or desirable. A carbon, photographic or other copy of this Security Agreement or of a UCC-1 financing statement may be filed as and in lieu of an original UCC-1 financing statement.

     7. Borrower covenants that, so long as the Obligations remain outstanding and this Security Agreement remains in effect, it shall promptly reimburse FINOVA for all costs, fees and expenses incurred by FINOVA in connection with the negotiation, preparation, execution, delivery, administration and enforcement of each of the documents related to this Security Agreement (the "Security Documents") including, but not limited to, the attorneys' and paralegals' fees of in-house and outside counsel, expert witness fees, lien, title search and insurance fees, appraisal fees, and all


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other costs, expenses, taxes and filing or recording fees payable in connection with the transactions contemplated by this Security Agreement.

     8. The Debtor shall, at the option of Secured Party, be in default under this Security Agreement upon the happening of any of the following events or conditions ("Event of Default"):

          (a) default by the Debtor in the payment, performance or observance of any term, covenant, undertaking or liability referred to herein, or in connection with any of the Obligations and the continuance of such default for five (5) days, with respect to any payment default hereunder, and fifteen (15) days, with respect to any non-payment default, after the Secured Party has given Debtor notice thereof;

          (b) falsity, inaccuracy or material breach by Debtor of any written warranty, representation or statement made or furnished to the Secured Party by or on behalf of the Debtor;

          (c) any event which gives rise to the right of any party to accelerate the maturity of the indebtedness of the Debtor to such party under any indenture, agreement, or undertaking;

          (d) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any lien against or the making of any levy, seizure or attachment thereof or thereon;

          (e) dissolution, termination of existence, insolvency, business suspension or failure, appointment of a receiver of any part of the property of the Debtor, assignment for the benefit of creditors by the Debtor, or the commencement of any proceedings under any federal bankruptcy or state insolvency laws (now or hereafter enacted for the relief of debtors) by or against the Debtor; or

          (f) the occurrence of an Event of Default under the terms and provisions of any agreement now existing or hereafter executed between the Debtor or Borrower and the Secured Party.

     After the occurrence and during the continuance of an Event of Default, the Secured Party may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law, all remedies of a secured party provided by the Uniform Commercial Code. As permitted by such Code, the Secured Party may (i) peaceably by its own means or with judicial assistance enter the Debtor's premises and take possession of the Collateral, (ii) render the Collateral unusable, (iii) dispose of the Collateral on the Debtor's premises, or (iv) require the Debtor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of

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reasonable notice shall be met if such notice is sent by telephone, facsimile or overnight mail, postage prepaid, to the business address of the Debtor shown in this Security Agreement at least five (5) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable attorney's fees and legal expenses, incurred or expended by the Secured Party to enforce any Obligations hereunder either as against the Debtor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Security Agreement, the collection of any Obligations, or the Collateral pledged hereunder.

     9. The Secured Party shall not be deemed to have waived any of the Secured Party's rights hereunder or under any other agreement, instrument or paper signed by the Debtor unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     10. After the occurrence and during the continuance of an Event of Default, the Debtor does hereby make, constitute and appoint any officer or agent of the Secured Party as the Debtor's true and lawful attorney-in-fact, with power to endorse the name of the Debtor or any of the Debtor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the possession of the Secured Party in full or part payment of any amounts owing to the Secured Party; granting to the Debtor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Debtor might or could do, including the right to compromise, settle and release all claims and disputes with respect to the Collateral, and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Security Agreement and all transactions hereunder, but shall only be exercisable after and during the continuance of an Event of Default.

     11. All provisions herein shall inure to, and become binding upon the successors, representatives, receivers, trustees and assigns of the parties. The Debtor shall not delegate its duty of performance hereunder without the Secured Party's prior written consent. The term "Security Agreement", as used in this instrument, shall mean and include this Security Agreement, all amendments and supplements to any of the foregoing, and all assignments, instruments and documents submitted to the Secured Party in connection with any transaction between the Debtor and the Secured Party. The Debtor hereby waives notice of default, except as otherwise provided herein, and presentment, demand, protest, and notice of dishonor as to any instrument. The Debtor hereby releases Secured Party from all claims for loss or damage caused by any act or omission on the part of Secured Party, its officers, agents, and employees, except for wilful misconduct.

     12. This Security Agreement, all amendments thereto, all supplements thereof, and all acts, transactions, agreements, certificates, assignments and transfers thereunder, and all rights of the parties hereto, shall be governed as to their validity, enforcement, construction and effect, and

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in all other respects by the internal law of the State of Arizona (as opposed to the conflicts of law provisions). The provisions hereof are severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect. No modification hereof shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

     13. DEBTOR IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA IN ANY AND ALL ACTIONS AND PROCEEDINGS WHETHER ARISING HEREUNDER OR UNDER ANY OTHER AGREEMENT OR UNDERTAKING AND IRREVOCABLY AGREES TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF DEBTOR SET FORTH HEREIN. DEBTOR AS AN INDEPENDENT COVENANT IRREVOCABLY WAIVES JURY TRIAL AND THE RIGHT THERETO IN ANY AND ALL DISPUTES BETWEEN DEBTOR AND SECURED PARTY WHETHER HEREUNDER OR UNDER ANY OTHER AGREEMENTS, NOTES, PAPERS, INSTRUMENTS OR DOCUMENTS, WHETHER SIMILAR OR DISSIMILAR.

     14. THE DEBTOR BEING FULLY AWARE OF THE RIGHT TO NOTICE AND A HEARING ON THE QUESTION OF THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST THE DEBTOR BY THE SECURED PARTY UNDER THIS SECURITY AGREEMENT, AND RELATED AGREEMENTS AND DOCUMENTS, BEFORE THE DEBTOR CAN BE DEPRIVED OF ANY PROPERTY IN THE DEBTOR'S POSSESSION, HEREBY WAIVES THESE RIGHTS AND AGREES THAT THE SECURED PARTY MAY ENJOY SELF-HELP OR ANY LEGAL OR EQUITABLE PROCESS PROVIDED BY LAW TO TAKE POSSESSION OF ANY SUCH PROPERTY WITHOUT FIRST OBTAINING A FINAL JUDGMENT OR WITHOUT FIRST GIVING THE DEBTOR NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM UPON WHICH SUCH TAKING IS MADE.

     15. All capitalized terms not otherwise defined herein shall have the meaning as set forth in the Secured Promissory Term Note.

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     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have set their hands and seals on the day and year first above written.


FINOVA CAPITAL CORPORATION         U.S. REMODELERS, INC.


BY: /s/ Melissa E. Schneck         BY:  /s/ Murray H. Gross
   ------------------------             ------------------------
     Melissa E. Schneck                  Murray H. Gross, President
     Assistant Vice President


                                   ATTEST: /s/ SIGNATURE ILLEGIBLE
                                           ------------------------
                                                 Secretary

(Corporate Seal)


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